EXHIBIT 10.77


                 ABSOLUTE UNCONDITIONAL AND CONTINUING GUARANTY


     THIS ABSOLUTE UNCONDITIONAL AND CONTINUING GUARANTY, dated as of the 13 day of June, 1996 (the "Guaranty"), is executed by VACATION BREAK U.S.A., INC., a Florida corporation (whether one or more, herein referred to as the "Guarantor"), in favor of BankAtlantic, a Federal Savings Bank ("Creditor").

                              W I T N E S S E T H :

        WHEREAS, OCEAN RANCH VACATION GROUP, a Florida General Partnership ("Borrower") is or may become indebted to Creditor; and

        WHEREAS, Guarantor is affiliated with Borrower; and

        WHEREAS, without this Guaranty, Creditor would be unwilling to extend credit to Borrower; and

        WHEREAS, because of the direct benefit to Guarantor from any and all loan(s) to be made by Creditor in favor of Borrower, and as an inducement to Creditor to make said loan(s) to Borrower, Guarantor agrees to guarantee to Creditor the obligations of Borrower as set forth herein.

        NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby, jointly and severally, with each other and with other guarantors of the Guaranteed Indebtedness, as applicable, guarantees to Creditor the prompt and full payment of the Guaranteed Indebtedness (hereinafter defined), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise, and at all times thereafter, and performance of all obligations of Borrower in connection with the Guaranteed Indebtedness, this Guaranty being upon the following terms and conditions:

        1. The term "Guaranteed Indebtedness", as used herein, includes all indebtedness of every kind and character, without limit as to amount, whether now existing or hereafter arising, of Borrower to Creditor, regardless of whether evidenced by notes, drafts, acceptances, discounts, overdrafts, or otherwise, and whether such indebtedness be fixed, contingent, joint, several, or joint and several, including, but not limited to: (a) the indebtedness arising under that certain Promissory Note in the principal amount of $12,700,000.00 (the "Note") executed or to be executed by Borrower in favor of Creditor; (b) interest on any of the indebtedness described in the preceding;
(c) any and all costs, attorneys fees, and expenses incurred by Creditor by reason of Borrower's default in payment of any of the foregoing indebtedness;
(d) any renewal, extension or rearrangement of the indebtedness, costs, or expenses described above, or any part thereof; (e) any amount paid by Borrower to Creditor which is later set aside in a bankruptcy proceeding; and (f) the indebtedness and obligations arising under the Loan Agreement or other Loan Documents (as each/such term is hereinafter defined), plus all costs and legal fees associated therewith incurred by Creditor in connection with enforcement of and collection of the same.

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        2. This instrument shall be an absolute and continuing guaranty of payment and performance and, not one of collection, and shall cover all of the Guaranteed Indebtedness, and it shall apply to and secure any ultimate balance due or remaining unpaid to Creditor, notwithstanding any interruptions in the business relations of Borrower with Creditor.

        3. If Guarantor becomes liable for any indebtedness owing by Borrower to Creditor, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Creditor hereunder shall be cumulative of any and all other rights that Creditor may ever have against Guarantor. The exercise by Creditor of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. If, for any reason whatsoever, Borrower is now, or hereafter becomes, indebted to Guarantor, such indebtedness and all interest thereon shall, at all times, be subordinate in all respects to the Guaranteed Indebtedness, and Guarantor shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid. Furthermore, any right of subrogation of Guarantor against Borrower shall likewise be subordinate in all respects to the Guaranteed Indebtedness and Guarantor shall not be entitled to enforce any subrogation rights until the Guaranteed Indebtedness has been fully paid.

        4. In the event of default by Borrower in payment of the Guaranteed Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without further notice of nonpayment or of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty, and, without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to Creditor, and it shall not be necessary for Creditor, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness. Suit may be brought or demand may be made against all parties who have signed this Guaranty, or against any one or more of them, separately or together, without impairing the rights of Creditor against any other party hereto.

        5. Guarantor hereby agrees that Guarantor's obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor hereunder or, if there is more than one person or entity signing this Guaranty, the complete or partial release of any one or more of them hereunder; (d) the death, insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Borrower, any of the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) renewal, extension, modification or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Creditor to Borrower or Guarantor;
(f) any neglect, delay, omission,

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failure, or refusal of Creditor to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action to foreclose upon any security therefor or to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of Creditor to notify Guarantor of any renewal, extension, rearrangement, modification or assignment of the Guaranteed Indebtedness or any part thereof, or of any instrument evidencing or securing the Guaranteed Indebtedness or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by Creditor against Borrower or of any new agreement between Creditor and Borrower, it being understood that Creditor shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Indebtedness; (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower, whether because the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ULTRA VIRES, the officers or persons creating same acted in excess of their authority, or otherwise, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Indebtedness, or any part thereof, for any reason; or (i) any payment by Borrower to Creditor is held to constitute a preference under the bankruptcy laws or if for any other reason Creditor is required to refund such payment or pay the amount thereof to someone else. It is the intent of Guarantor and Creditor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Indebtedness is fully and finally paid, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

        6. Creditor is hereby authorized and empowered at its option to appropriate any and all deposits of the Guarantor in the possession or custody of Creditor and apply any and all thereof and the proceeds thereof to the payment and extinguishment of the liability and indebtedness hereby created at any time after such liability and indebtedness becomes payable.

        7. This Guaranty is for the benefit of Creditor and Creditor's successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on Guarantor's heirs, personal representatives and/or successors and assigns, and, if this Guaranty is signed by more than one person or entity, then all of the obligations of Guarantor arising herein shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns. This Guaranty shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Florida, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law. Guarantor hereby agrees with Creditor that all rights, remedies and recourses afforded to Creditor by reason of this Guaranty or otherwise are separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and are nonexclusive and shall in no way limit or prejudice any other

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legal or equitable right, remedy or recourse which Creditor may have. Guarantor shall pay the reasonable attorneys' fees and all other costs and expenses which may be incurred by Creditor in the enforcement of this Guaranty.

        8. It is not the intention of Creditor or Guarantor to obligate Guarantor to pay interest in excess of that legally permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Indebtedness constitutes interest in excess of the maximum amount of interest which Guarantor (in such capacity) may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof at the maximum rate so permitted under applicable law.

        9. Guarantor does hereby and shall indemnify and hold Creditor harmless of and from any and all loss or damage of whatsoever kind and from any suits, claims or demands, including without limitation, Creditor's legal fees and expenses through all trial and appellate levels, on account of any matters or anything arising out of this Guaranty (provided that Creditor is the prevailing party in any such litigation) or in connection herewith on account of any such acts or omissions to act by Creditor in connection with this Guaranty, which obligations shall survive termination of this Guaranty, other than any of the foregoing arising out of the gross negligence of willful misconduct of Creditor.

        10. Guarantor will deliver to Creditor, within one hundred twenty (120) days after the close of each calendar year, financial statements of Guarantor in such form and containing such content as shall be acceptable to Creditor. Guarantor shall also deliver to Creditor copies of all tax returns (with all attached schedules) of Guarantor within fifteen (15) days of the filing due date. All financial statements of Guarantor shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall be prepared by such certified public accountant(s) as may be approved by Creditor. In addition to the above, Guarantor shall submit to Creditor, upon request, such other financial information relating to Guarantor as Creditor may require until the Guaranteed Indebtedness has been paid in full.

        11. Upon the filing of a petition in bankruptcy, with respect to Borrower, any assignment for the benefit of creditors of Borrower, or, any other circumstances necessitating Creditor to file its claim against Borrower, Guarantor agrees that notwithstanding any stay, injunction or other prohibition preventing the maturity, acceleration or collection of all or any portion of the Guaranteed Indebtedness, the Guaranteed Indebtedness (whether or not then due and payable by Borrower) shall forthwith become due and payable by Guarantor for purposes of this Guaranty on demand. The obligation of Guarantor to pay the Guaranteed Indebtedness of Guarantor hereunder shall not be affected or impaired by Creditor's omission or failure to prove its claim against Borrower. Accordingly, the rights of Creditor under this Guaranty, shall not be affected or impaired by its election to prove its claim(s) or its election not to pursue such claim(s), as it sees fit, without in any way releasing, reducing or otherwise affecting the liability to Creditor of any of the undersigned Guarantor(s).

        12. Notwithstanding that this Guaranty may have been cancelled or terminated, in the event that all or any part of the Guaranteed Indebtedness is paid by or on behalf of Borrower and because of any bankruptcy or other laws relating to creditor rights, Creditor repays any amounts to

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Borrower or to any trustee, receiver or otherwise, then the amount so repaid shall again become part of the Guaranteed Indebtedness, the repayment of which is guaranteed hereby, and the undersigned Guarantor(s) shall immediately repay all such amounts to Creditor. If the original of this Guaranty was marked "Cancelled" by Creditor and returned to the undersigned guarantor(s), for the purposes of this Section, a photocopy or other reproduction of this Guaranty shall constitute the original of this Guaranty.

        13. Unless otherwise provided, all notices required to be given hereunder shall be in writing and shall be deemed served on the earlier of (i) receipt or (ii) forty-eight (48) hours after deposit in certified United States mail, postage prepaid, and addressed to the parties at the following addresses, or such other addresses as may from time to time be designated by written notice given as herein required:

               to Guarantor:

               Vacation Break U.S.A., Inc.
               6400 North Andrews Avenue
               Fort Lauderdale, FL  33309
               Attn:  Hank Cairo

               to Creditor:
               BankAtlantic
               1750 East Sunrise Boulevard
               Fort Lauderdale, FL  33304
               Attn:  Marcia K. Snyder
                      Executive Vice President

Personal delivery to a party or to any officer, partner, agent or employee of such party, or if a proper person, to a member of his family, at its address herein shall constitute receipt. Rejec tion or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon Guarantor in any situation or for any reason.

        14. Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of Creditor, in a court of competent jurisdiction of the State of Florida or any United States District Court; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in the State of Florida; and (d) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided herein or in such other manner as may be provided under applicable laws or court rules in the State of Florida. Nothing contained herein, however, shall prevent Creditor from bringing an action or exercising any rights against any security or against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event

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constitute a waiver of the agreement contained herein that the law of the State of Florida shall govern the rights and obligations of Guarantor and Creditor hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Florida. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the law of the State of Florida.

        15. The Guaranteed Indebtedness includes, without limitation, all sums now or hereafter due and owing pursuant to the terms of the Note, executed or to be executed by Borrower payable to the order of Creditor, a Construction Loan Agreement (the "Loan Agreement"), a Mortgage Deed and Security Agreement, an Assignment of Leases, Rents and Deposits, UCC-1 Financing Statements and all other loan documents evidencing and/or securing the Guaranteed Indebtedness and executed or to be executed by Borrower in connection therewith, and any of the other loan documents referred to in the Loan Agreement (collectively "Loan Documents"), the terms and provisions of which are agreed to, accepted and acknowledged by Guarantor. Terms used and not defined herein have the meanings given them in the Loan Agreement or the other Loan Documents.

        16. Guarantor represents and warrants to Creditor that, at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of Guarantor to Creditor hereunder, or the immediate taking effect of this Guaranty as the sole agreement between Guarantor and Creditor with respect to guaranteeing the Guaranteed Indebtedness. Guarantor further represents and warrants that, if a corporation, it is now and will continue to be duly organized, validly existing and in good standing under the laws of the state or country of its incorporation; has the corporate power and authority to own its properties and to carry on its business as now being conducted and to enter into and perform its obligations under this Guaranty; all of its issued and outstanding stock has been duly and validly issued and is fully paid and nonassessable; there are no outstanding rights or options to acquire any additional stock and its stock has not been pledged or encumbered in any manner (excepted from the foregoing shall be any transfers in connection with the public stock offering or an employees' stock ownership plan); is qualified to do business and is in good standing in the State of Florida; and it has not amended or modified its articles or certificate of incorporation or its bylaws except as previously disclosed to Creditor in writing prior to the execution hereof and that no amendment, change or modification thereto shall be binding upon Creditor or affect this Guaranty unless said amendment, change or modification has been agreed to in writing by Creditor. Guarantor represents and warrants that, if a partnership, it is now and will continue to be duly formed, validly existing and in good standing under the laws of the state or country of its creation; is qualified to do business in the State of Florida; has the partnership power and authority to own its properties and to carry on its business as now being conducted and to enter into and perform its obligations under this Guaranty; and it has not amended, changed or modified its certificate of partnership or partnership agreement except as previously disclosed to Creditor in writing prior to the execution hereof and that no amendment, change or modification thereto shall be binding upon Creditor or affect this Guaranty unless said amendment, change or modification has been agreed to in writing by Creditor. Guarantor further represents and warrants to Creditor that this Guaranty when executed and delivered by Guarantor will constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with the terms hereof; that the execution, delivery and performance by

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Guarantor of this Guaranty will not violate any indenture, agreement or other instrument (or, if Guarantor is a corporation or partnership, its articles of incorporation or bylaws or its partnership agreement) to which Guarantor is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Guaranty; that, if Guarantor is a corporation or partnership, the execution, delivery and performance by Guarantor of this Guaranty is within its corporate or partnership powers and purposes and has been duly authorized by all requisite corporate or partnership action of Guarantor, that there are no judgments outstanding against Guarantor and there is no action, suit, proceeding, or investigation now pending (or to the best of Guarantor' s knowledge, after diligent inquiry, threatened) against, involving or affecting Guarantor or any of its properties or any part thereof, at law, in equity or before any governmental authority that if adversely determined as to Guarantor, would result in a material adverse change in the business or financial condition of Guarantor, or Guarantor's operation and ownership of any of its properties, nor is there any basis for such action, suit, proceeding, or investigation; and that Guarantor is not insolvent and will not be rendered insolvent by the execution, delivery, payment and performance of this Guaranty.

        17. The liability of Guarantor hereunder shall be joint and several with Borrower and all other guarantors of the Guaranteed Indebtedness.

        18. Guarantor represents and warrants to Creditor that the entities listed on Exhibit "A" attached hereto and made a part hereof are subsidiaries of and/or wholly owned by Guarantor (the "Related Entities"). Guarantor covenants and agrees that so long as the Guaranteed Indebtedness or any portion thereof remains outstanding, Guarantor shall not transfer, sell or otherwise dispose of all or any portion of its ownership interest in any one or more of the Related Entities. Guarantor acknowledges and agrees that but for the foregoing representation, Creditor would require that each of the Related Entities execute in favor of Creditor a separate Guaranty to guarantee the performance of all the obligations of Borrower under the Loan Documents and the repayment of the Guaranteed Indebtedness. Guarantor acknowledges and agrees that any breach of the foregoing covenant related to the Related Entities shall constitute a default under the Loan Documents and entitle Creditor to exercise any and all remedies under the Loan Documents and this Guaranty.

        19. Guarantor additionally unconditionally guarantees to Creditor the timely performance of all other obligations of Borrower under all of the Loan Documents, including, without limiting the generality of the foregoing, that:

        (a) the Improvements will be constructed upon the Property in accordance with the Loan Agreement and with the Plans and Specifications (as said terms are defined in the Loan Agreement); and

        (b) the Improvements will be completed and ready for occupancy, including delivery of any certificates, licenses, and permits required by law or the Loan Agreement, on or before the date required in the Loan Agreement.

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     In the event the foregoing obligations of Borrower are not timely performed in any respect whatsoever, Guarantor, without the necessity of any notice from Creditor to Guarantor, agrees to (i) assume all responsibility for the completion of the Improvements and, at Guarantor's own cost and expense, to cause the Improvements to be fully completed in accordance with the Plans and Specifications and in accordance with the Loan Agreement; (ii) pay all bills, costs, and expenses in connection with the construction and completion of the Improvements; (iii) indemnify and hold Creditor harmless from any and all loss, cost, liability or expense Creditor may suffer by reason of any such acts or omissions of Borrower, and (iv) indemnify Creditor for any costs, liabilities and claims asserted by contractors, subcontractors, materialmen and suppliers in connection with construction of the Improvements. If, after the occurrence of an Event of Default under the Loan Agreement by Borrower, Guarantor has not caused construction to progress as required by the Loan Agreement, Creditor may, at its option, after first having given notice to Guarantor at the address set forth above in the manner prescribed above for giving notice, complete the Improvements either before or after commencement of foreclosure proceedings or before or after any other remedy of Creditor against Borrower or Guarantor, with such changes or modifications in the Plans and Specifications which Creditor reasonably deems necessary and expend such sums as Creditor, in its discretion, reasonably deems necessary and proper in order to so complete the Improvements, and Guarantor hereby waives any right to contest any such expenditures.

        WAIVER OF TRIAL BY JURY. GUARANTOR AND CREDITOR HEREBY MUTUALLY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY, AND AGREE THAT NO PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS GUARANTY OR THE LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE GUARANTEED INDEBTEDNESS OR OTHER OBLIGATIONS EVIDENCED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION RELATING TO THIS GUARANTY. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. CREDITOR HAS IN NO WAY AGREED WITH OR REPRESENTED TO GUARANTOR OR TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

        EXECUTED at ____________, ____________, this 13th day of June, 1996.

                                            VACATION BREAK U.S.A., INC.
                                            a Florida corporation

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                                       By: /s/_________________________________

                                       Its;_________________________________

                                                   (Corporate Seal)


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STATE OF FLORIDA             )
COUNTY OF _________          )

        On this _________ day of June, 1996, personally appeared
_________________________________ as ________________ of Vacation Break U.S.A.,
Inc., a Florida corporation, who is personally known to me or has produced ____________ driver's license as identification.



                                            /s/ _______________________________
                                            NOTARY PUBLIC
                                            Typed/Printed Name:
                                            Notary Public - State of Florida
                                            My Commission Expires:
                                            Commission Number:


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